EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stanadyne Corporation (“Stanadyne”) on Form 10-Q/A for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, M. David Jones, Chief Executive Officer of Stanadyne, and Stephen S. Langin, Chief Financial Officer of Stanadyne, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Stanadyne.

/s/ M. David Jones	/s/ Stephen S. Langin
M. David Jones	Stephen S. Langin
Chief Executive Officer	Chief Financial Officer
August 26, 2010	August 26, 2010